Exhibit 10(a)

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Post-Effective Amendment No.3 to Registration Statement No. 333-109688 of Lincoln Benefit Life Variable Annuity Account (the "Account") of Lincoln Benefit Life Company (the "Company") on Form N-4 of our report dated February 4, 2004, relating to the financial statements and the related financial schedules of the Company appearing in the Annual Report on Form 10-K of the Company for the year ended December 31, 2003, to its use in the Statement of Additional Information (which is incorporated by reference in the Prospectuses of the Account) which is part of such Registration Statement, and to the use of our report dated March 31, 2004, relating to the financial statements of the Account also appearing in such Statement of Additional Information.

We also consent to the references to us under the heading "Experts" in such Statement of Additional Information.



/s/ Deloitte & Touche LLP

Chicago, Illinois
April 13, 2004

Exhibit 10(b) Consent of Attorneys


Christopher S. Petito                                               202-965-8152


                                                                  April 15, 2004


Lincoln Benefit Life Company
Lincoln Benefit Life Variable Annuity Account
2940 S. 84th Street
Lincoln, Nebraska 68506-4142

Ladies and Gentlemen:

We hereby consent to the reference to our name under the caption "Legal Matters" in this Post-Effective Amendment No. 3 to the Registration Statement No. 333-109688 of Lincoln Benefit Life Variable Annuity Account on Form N-4. In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

                               Very truly yours,

                               Jorden Burt  LLP

                               /s/ Christopher S. Petito
                            By:---------------------------
                                  Christopher S. Petito